                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20519

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14 (a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the commission
                                         only (as permitted by rule 14A-6
[X] Definitive Proxy Statement           (E)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to
    Rule 14a-12

                           PRINCETON VIDEO IMAGE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4) Proposed maximum aggregate value of transaction:

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

       (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

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

                          PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                            LAWRENCEVILLE, NJ 08648

DEAR STOCKHOLDER:

     You are cordially invited to attend our annual stockholders' meeting on December 19, 2002 at 9:00 A.M., at our principal executive offices located at 15 Princess Road, Lawrenceville, New Jersey.

     At the meeting, ten (10) people will be elected to the Board of Directors to hold office until the 2003 Annual Meeting of Stockholders. The Board of Directors recommends the election of the ten nominees named in the Proxy Statement. In addition, PVI will ask the stockholders to consider and vote upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ended December 31, 2002, and a proposal to approve an amendment to our Amended 1993 Stock Option Plan to increase the number of shares available for issuance pursuant to options granted under such plan from 5,160,000 to 7,000,000. The Board of Directors recommends the approval of these proposals. The Notice of Meeting and Proxy Statement on the following pages describe, in greater detail, the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.

                                          Sincerely,

                                          Brown F Williams
                                          Chairman of the Board

Princeton Video Image, Inc.
15 Princess Road
Lawrenceville, NJ 08648

                          PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                            LAWRENCEVILLE, NJ 08648

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 19, 2002

     The Annual Meeting of Stockholders of Princeton Video Image, Inc., a Delaware corporation (the "Company" or "PVI"), will be held at PVI's principal executive offices at 15 Princess Road, Lawrenceville, New Jersey on December 19, 2002 at 9:00 A.M., local time, for the following purposes:

     (1) To elect ten (10) directors to serve until the 2003 Annual Meeting of Stockholders and until their successors have been elected and qualifies;

     (2) To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as PVI's independent public accountants for the fiscal year ending December 31, 2002;

     (3) To consider and vote upon a proposal to approve an amendment to our Amended 1993 Stock Option Plan to increase the number of shares which may be issued pursuant to options granted under such plan from 5,160,000 to 7,000,000 shares; and

     (4) To conduct any other business that may properly be raised at the meeting, or any adjournment of the meeting.

     Only stockholders of record on November 22, 2002 may vote at the meeting. A complete list of such stockholders will be open to the examination of any stockholder at PVI's principal executive offices at 15 Princess Road, Lawrenceville, NJ 08648 for a period of ten (10) days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, IF YOU ARE UNABLE TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE PVI THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES,

EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors,

                                          Samuel A. McCleery
                                          Vice President of Business Development
                                          and
                                          Assistant Secretary

Lawrenceville, New Jersey
December 9, 2002

      PVI'S ANNUAL REPORT FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001
                        ACCOMPANIES THE PROXY STATEMENT.

                          PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                            LAWRENCEVILLE, NJ 08648

                                PROXY STATEMENT

     We are furnishing this Proxy Statement in connection with our Annual Meeting of Stockholders, which will be held at 9:00 A.M. on December 19, 2002, at our principal executive offices located at 15 Princess Road, Lawrenceville, New Jersey. Holders of our common stock, as recorded in our stock register at the close of business on November 22, 2002 may vote at the meeting and any adjournment of the meeting. Each share of common stock is entitled to one vote on any matter presented at the meeting. As of November 22, 2002, there were 18,487,802 shares of common stock outstanding.

     You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

     PVI's Board of Directors is asking for your proxy. Giving us your proxy by properly signing and returning the accompanying proxy card means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against the other proposals, or abstain from voting. We will vote as you direct.

     If you properly sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director candidates, in favor of the ratification of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2002 and in favor of the amendment to our Amended 1993 Stock Option Plan. Furthermore, if any other matters come before the meeting or any adjournment of the meeting, each proxy will be voted in the discretion of the individuals named as proxies on the card.

     You may receive more than one proxy or voting card depending upon how you hold your shares. Shares registered in your name are covered by one card. However, if you hold shares through someone else, such as a stockbroker, you may receive material from them asking how you want to vote. Each such proxy card should be signed and returned to assure that all of your shares are voted.

     You may revoke your proxy at any time before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying PVI's Secretary in writing. However, your mere presence at the meeting does not revoke the proxy.

     In order to carry on the business of the meeting, we must have a quorum. This means the holders of at least a majority of our outstanding common stock on the record date must be represented at the meeting, either by proxy or in person. Votes that are withheld, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

     Directors are elected by a plurality vote, which means that the ten (10) individuals that receive the most votes will be elected to fill the seats on the Board. All other actions proposed herein or at the meeting may be taken upon the affirmative vote of the majority of shares of common shock represented at the meeting either by proxy or in person, provided a quorum is present in person or by proxy. Only votes cast "for" a matter will constitute affirmative votes. Votes withheld or abstentions, because they are not cast "for" a particular proposal, will have the same effect as negative votes or votes cast "against" such proposal. Proxies submitted by brokers that do not indicate a vote for some of the proposals because such brokers do not have discretionary voting authority on those proposals and have not received instructions from their customers on those proposals (i.e., broker non-votes) are not considered to be shares present for the purpose of calculating the vote on such proposals and will not affect the outcome of such proposals.

     This Proxy Statement, together with the proxy card, is being mailed to you on or about December 9, 2002. In addition, our Annual Report to Stockholders for the transition period ended December 31, 2001, including financial statements, is being mailed concurrently with this Proxy Statement to all stockholders of record as of November 22, 2002. Furthermore, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders may supply such material to the beneficial owners.

                             ELECTION OF DIRECTORS

     At the meeting, ten (10) directors are to be elected to hold office until the 2003 annual stockholders' meeting and until their successors have been elected and qualifies.

     Proxies solicited by the Board of Directors will be voted for the election of the nominees named below, unless otherwise specified in the proxy. In the event any nominee should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

     The nominees for election to the Board of Directors, including nine (9) incumbent directors who are seeking re-election, are as follows:

                            NAME                              AGE
                            ----                              ---
Lawrence J. Burian*.........................................  33
Joseph Decosimo.............................................  77
Donald P. Garber*...........................................  44
Wilt Hildenbrand*...........................................  55
Lawrence Lucchino*..........................................  56
Jerome J. Pomerance*........................................  61
Emilio Romano*..............................................  37
Eduardo Sitt*...............................................  71
John B. Torkelsen*..........................................  56
Brown F Williams*...........................................  61

---------------

* Incumbent director

     The principal occupations and business experience, for at least the past five years, of each nominee, including nine (9) incumbent directors who are seeking re-election, are as follows:

     LAWRENCE J. BURIAN was elected to our Board of Directors in November 2001. Mr. Burian joined Cablevision Systems Corporation ("Cablevision") in February 2000 as Assistant General Counsel. He was promoted to Vice President, Associate General Counsel in February 2002. Prior to joining Cablevision, Mr. Burian was associated with the law firm of Davis Polk & Wardell, which he joined following graduation from Yale Law School in May 1994. While at Davis Polk & Wardell, Mr. Burian practiced in both their New York and London offices and specialized in corporate Mergers and Acquisitions. In January 1995, Mr. Burian enjoyed a six-month leave of absence to serve as a Law Clerk to Justice Aharon Barak, President of the Supreme Court of Israel.

     JOSEPH F. DECOSIMO has been Senior Partner of Joseph Decosimo and Company, a certified public accounting firm, since its founding in 1971. He received his undergraduate degree from the University of Georgia in 1949, and an M.B.A. from Northwestern University in 1950. Mr. Decosimo is a member of the American Institute of Certified Public Accountants, and has served as a director of several charitable and professional organizations. Mr. Decosimo is one of the individuals designated to serve on our Board of Directors by Presencia en Medios, S.A. de C.V. ("Presencia").

     DONALD P. GARBER was elected to our Board of Directors in December 1999. Mr. Garber has been Commissioner, President and Chief Executive Officer of Major League Soccer since August 1999. Prior to such appointment, Mr. Garber served in various positions with the National Football League over the past fifteen years. Most recently he served as Senior Vice President of NFL International, the NFL's international division, where he was responsible for managing the NFL Europe league from October 1996 to July 1999. Prior to working with NFL International, Mr. Garber was Vice President of Business Development and Special Events for NFL Properties from 1990 to 1996.

     WILT HILDENBRAND was elected to our Board of Directors in February 2001. Mr. Hildenbrand has been employed by Cablevision since 1976, and currently serves as its executive vice president of engineering and technology. Prior to assuming his current post, Mr. Hildenbrand held the positions of senior vice president of technology and vice president of engineering support and customer relations. From 1979 to 1986, he served as director of engineering for Rainbow Media Holdings, Cablevision's programming subsidiary. He began his tenure at Cablevision as chief engineer of the company's Long Island system. Mr. Hildenbrand is the individual designated to serve on our Board of Directors by PVI Holding, LLC ("PVI Holding"), an indirect wholly owned subsidiary of Cablevision.

     LAWRENCE LUCCHINO was elected to our Board of Directors in October 1994. Mr. Lucchino enjoys a wide variety of connections with the professional sports industry. Since February 2002, Mr. Lucchino has served as President and CEO of the Boston Red Sox Baseball Club. In addition, Mr. Lucchino served as a member of the Board of Directors of the Washington Redskins from 1979 to 1985, and served as President and CEO of the Baltimore Orioles from May 1988 until October 1993. He has been a member of the MLB Operations Committee and currently serves on the Commissioner's Blue Ribbon Task Force on Baseball Economics. Mr. Lucchino served as President and Chief Executive Officer of the San Diego Padres from December 1994 to October 2001, and was a partner in the Washington, DC law firm of Williams & Connolly from 1978 to 1999.

     JEROME J. POMERANCE was elected to our Board of Directors in 1992. He has served as the President of J.J. Pomerance & Co., Inc., a firm providing strategic international business advice for product development and applications, since December 1991. Prior to his founding of that firm, Mr. Pomerance was Chief Operating Officer and Vice-Chairman of Kroll Associates, Inc., a leading corporate investigation, due diligence and crisis management firm. Before joining Kroll in 1983, he was Treasurer, and later President and Chief Executive Officer, of a group of privately held international ophthalmic companies and a director of the Optical Manufacturers Association over a period of 20 years.

     EMILIO ROMANO was elected to our Board of Directors in September 2001. Mr. Romano is the Managing Partner of Border Group LLC, a management and advisory firm that specializes in developing US-based Spanish language media properties. In October 1998, Mr. Romano co-founded SportsYA Media Group, a sports marketing and media company focused on providing multimedia marketing solutions to clients that target the Mexican and U.S. Hispanic markets, where he served as President and Chief Executive Office from 2000 to 2001. From June 1995 to September 1998, Mr. Romano held the position of Vice President of International Affiliates with Grupo Televisa, S.A. de C.V., where he also served as Vice President of Corporate Development from 1995 to 1996. From 1989 until 1995, Mr. Romano served in many roles within Mexico's Ministry of Finance and Public Credit. He has held the position of Professor of Tax Law in the post-graduate program at Escuela Libre de Derecho since 1994. Mr. Romano has been a partner in the law firm of Gonzalez, Luna & Perez de Acha since 1995 and was a member of the Board of Directors of Univision Communications from 1997 until 1998. He currently serves as a director of Claxton Interactive Group and is President of ERM & Associates, Inc. Mr. Romano serves as a director of, and is one of the individuals designated to serve on our Board by, Presencia.

     EDUARDO SITT was elected to our Board of Directors in October 1993. From 1964 until 1993, he was the principal stockholder and Chief Executive Officer of Hilaturas de Michoacon, S.A., a Mexican textile manufacturer. Mr. Sitt is a stockholder and, during the past five years, has served as a director of Grupo Financiero BBVA-Bancomer, a publicly held financial corporation and parent company of Mexico's fifth largest bank, a full service stock brokerage house and several other financial firms. Mr. Sitt is the President and principal stockholder of, and one of the individuals designated to serve on our Board of Directors by, Presencia. Mr. Sitt is also the President of Publicidad Virtual, S.A. de C.V. ("Publicidad"), a subsidiary of PVI. He also serves as a director of Albatros Textil, a textile manufacturer.

     JOHN B. TORKELSEN was elected to our Board of Directors in October 1995. Mr. Torkelsen has been the Manager of the General Partner (Acorn Technology Partners, LLC) of Acorn Technology Fund, L.P., a venture capital fund specializing in early stage, high technology investing since June 1998. Mr. Torkelsen has served as President of PVR Securities, Inc., an NASD firm, since 1987, and Equity Valuation Advisors, Inc., a financial consulting firm, since 1999. Mr. Torkelsen founded Princeton Venture Research, Inc., an investment, banking, consulting and venture capital firm and served as its President from 1984 to 1999.

     BROWN F. WILLIAMS is our co-founder, Chairman of the Board and President of our Interactive Television Division. Prior to his election as Chairman of the Board in January 1997, and his appointment as President, Interactive Technologies in November 2001, Mr. Williams served as our President (from July 1990 to January 1997) and Chief Executive Officer (from September 1996 to January 1997). Mr. Williams has been one of our directors since our organization in July 1990. Mr. Williams also served as our Treasurer until February 1998. Mr. Williams is a senior executive with more than 25 years experience in the development of high technology products, primarily during his 20 years with RCA Laboratories, Inc. Until 1987, Mr. Williams was Vice President of David Sarnoff Research Center, Inc. with responsibility for both hardware and software contract research business. Between 1987 and 1991, Mr. Williams was active in a number of start-up companies, either as a consultant on behalf of the funding groups or as an executive employee on behalf of the managements of such companies. Mr. Williams has had significant experience in product development, product introduction and licensing in Europe and Japan, as well as in the United States. Mr. Williams serves as a director of Evergreen Solar, Inc.

     Mr. Eduardo Sitt and Mr. David Sitt are father and son, respectively. There are no other family relationships among the directors and the executive officers.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has an Executive Committee, which reviews with management issues concerning our strategic plans and the business and financial performance of material licenses and sublicenses of our technology, a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for our employees and consultants; an Audit Committee, which reviews issues relating to financial accounting, reporting compliance and disclosure; an International Oversight Committee, which, subject to supervision and control of the Board of Directors, oversees our international subsidiaries and license relationships and establishes policies and practices governing the commercial use of our products and technology by international licensees; and a Nominating Committee, which nominates candidates for election to the Board of Directors and to serve on committees of the Board of Directors. The Nominating Committee does not consider nominees recommended by stockholders. We have adopted a written charter for the Audit Committee

     The Executive Committee consists of John B. Torkelsen, Donald Garber, Wilt Hildenbrand and Lawrence Lucchino. The Executive Committee held 11 meetings during the six-month period ended December 31, 2001. The Compensation Committee consists of John B. Torkelsen, Donald Garber, Wilt Hildenbrand, and Lawrence Lucchino. The Compensation Committee held one meeting during the six-month period ended December 31, 2001. The Audit Committee consists of John B. Torkelsen, Jerome Pomerance and Emilio Romano, each of whom are independent (as such term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee held one meeting during the six-month period ended December 31, 2001. The Nominating Committee consists of Brown F Williams, Lawrence Lucchino, Wilt Hildenbrand, Eduardo Sitt, and Lawrence Burian. The Nominating Committee held no meetings during the six-month period ended December 31, 2001. There were four meetings of the Board of Directors from July 1, 2001 to December 31, 2001. With the exception of Donald Garber, Wilt Hildenbrand and Eduardo Sitt, each of the incumbent directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Board committees on which he served.

COMPENSATION OF DIRECTORS

     Directors do not receive cash compensation for serving on the Board of Directors or any Board committee. On July 1 of each year, each director receives an automatic grant of an option to purchase

10,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of the grant. The option vests in monthly installments so long as the director continues to serve as a director. On July 1, 2001, PVI granted, subject to certain conditions (including, without limitation, conditions relating to vesting), options to purchase 10,000 shares of common stock to each of the directors who were serving as such on such date. All directors are reimbursed for expenses incurred in connection with attendance at Board of Directors and committee meetings.

     By letter agreement dated January 1, 2002, PVI retained ERM & Associates, Inc. ("ERM") to provide consulting services to PVI. As compensation for its services, ERM received a cash fee of $10,000 per month (subject to pro-ration for any shorter period), as well as an option to purchase 5,000 shares of PVI common stock for each full month of consulting services (up to a maximum of 30,000 shares unless otherwise approved by the Compensation Committee). The term of the consulting arrangement with ERM was extended by letter agreement dated February 15, 2002, and expired on May 15, 2002. Our director, Emilio Romano, is the President and owner of ERM.

                               EXECUTIVE OFFICERS

     The following table identifies our current executive officers:

                                                                                        IN CURRENT
EXECUTIVE OFFICERS                 AGE         CAPACITIES IN WHICH SERVED           POSITIONS SINCE(1)
------------------                 ---         --------------------------           ------------------
Brown F Williams.................  61    Chairman of the Board and President,        1997(Chairman)
                                           Interactive Technologies                 2001(Pres., I.T.)
David Sitt(2)....................  37    Co-Chief Executive Officer                       2001
Roberto Sonabend(3)..............  49    Co-Chief Executive Officer                       2001
Samuel A. McCleery(4)............  51    Vice President of Business Development           1991
                                           and Assistant Secretary
Gene Dwyer(5)....................  55    Vice President and Chief Technology              2000
                                           Officer
Howard J. Kennedy(6).............  52    Vice President of Computer Engineering           2002
James Green(7)...................  40    President and Chief Operating Officer            2002
Carol Bendig(8)..................  39    Vice President of Finance                        2002
Lionel White(9)..................  39    Vice President of Broadcast Operations           2002
Darrell DiCicco(10)..............  40    Vice President of Production                     2002
                                           Engineering
Mervyn Trappler(11)..............  45    Executive Vice President for                     2002
                                           International and Special Projects
Keith Cutler(12).................  42    Executive Vice President, Sales and              2002
                                           Marketing
Lon Rosen(13)....................  43    President, PVI Entertainment                     2002

---------------
 (1) All officers are elected annually at the annual meeting of the Board of Directors, and serve at the pleasure of the Board of Directors.

 (2) DAVID SITT was appointed to serve as one of our interim co-Chief Executive Officers in November 2001. Mr. Sitt was appointed to serve as Corporate Vice President of Publicidad in September 2001. Prior to that time, Mr. Sitt had served as Executive Vice President of Publicidad since 1997.

 (3) ROBERTO SONABEND was appointed to serve as one of our interim co-Chief Executive Officers in November 2001. Mr. Sonabend was appointed to serve as Corporate Vice President of Publicidad in September 2001. Prior to that time, Mr. Sonabend had served as President of the International Division of Publicidad since 1997.

 (4) SAMUEL A. MCCLEERY was elected to serve as our Vice President of Business Development (formerly Vice President of Sales and Marketing) in November 1991. Mr. McCleery has been our Assistant Secretary since 1991. Prior to November 1991, Mr. McCleery was President of his own sports marketing and events company with clients that included the Reagan Foundation. From 1981 to 1989, Mr. McCleery served as the director of sports marketing for Prince Manufacturing, the world's largest marketer of tennis racquets. Prior to 1981, Mr. McCleery was a Director of New Business for Le Coq Sportif, a division of Adidas (France).

 (5) GENE DWYER has been our Vice President and Chief Technology Officer since January 2000. Dr. Dwyer also served as our Director of Research, responsible for the algorithm architecture of the L-VIS(R) System, from April 1999 through December 1999, and as a Project Manager for PVI from November 1997 to April 1999. Prior to joining PVI, Dr. Dwyer was the co-owner of Silhoutte Technology from 1986, which provided image processing and enhancement software for the U.S. Department of Defense.

 (6) HOWARD J. KENNEDY has been our Vice President of Computer Engineering since November 2002. From January 2000 to October 2002, Mr. Kennedy served as our Vice President of Convergence, responsible for the technical development of our iPoint(TM) product. From March 1995 through December 1999, Mr. Kennedy was our Director-Principal Scientist, responsible for the technical development, evaluation and direction of new software and Internet products. Prior to joining PVI, Mr. Kennedy worked at Intel Corporation, where he was Architect and Principal Engineer in the Multimedia Systems Technology Group from October 1988.

 (7) JAMES GREEN was elected to serve as our Chief Operating Officer in December 2001 and later President in July 2002. Also, since November 2002, Mr. Green has been our acting principal financial officer. Mr. Green began his career in children's television production at Lancit Media in New York. From there, he moved to the Walt Disney Company where he worked in international film distribution (Buena Vista International). Mr. Green's eight-year tenure with Disney culminated in his appointment as the General Manager of the Japanese market. From Disney, Mr. Green moved to Pixar Animation Studies where he worked as the Vice President of Marketing and New Business Development. In 1998, Mr. Green resigned to become a founding partner and CEO of Sabela Media, an Internet ad serving company, which was later sold in January 2000 to 24/7 Real Media. Mr. Green remained with 24/7 Real Media for nine months as President of the Technology Solutions Division. From 24/7 Real Media, Mr. Green was recruited by LiveWire to run GiantBear, a wireless data company. Mr. Green was CEO of GiantBear from October 2000 to December 2001. Mr. Green holds an MBA from UCLA's Anderson School of Business and a Music Degree from McGill University.

 (8) CAROL BENDIG has served as our Vice President of Finance since November 2002. Mrs. Bendig served as our Director, Planning and Financial Analysis from January 2001 to October 2002, and our Manager, Financial Planning and Analysis from October 1998 to January 2001. She has an MBA from the Philadelphia University Graduate School of Business. She has over 15 years in the accounting and financing area. Prior to joining PVI, Mrs. Bendig was Director of Business Operations for Primestar Inc., then the nation's second largest Direct Broadcast Satellite provider, where she was responsible for the Northeast regional office financial management as well as strategic and long range planning. Prior to joining Primestar in January 1995, Mrs. Bendig worked at Comcast Cable Corporation were she had several financial positions from 1990 to 1995.

 (9) LIONEL WHITE was elected to serve as our Vice President of Operations in October 2002. Prior to joining PVI, Mr. White served as Vice President, Giantbear Operations of InfoSpace, Inc. from April 2002 to October 2002. From January 2001 to March 2002, Mr. White served as Vice President, Operations of Giantbear, Inc. Prior to joining Giantbear, Mr. White served as Vice President, Global Operations of 24/7 Media, Inc. (formerly Sabela Media) from August 1999 to December 2002, and Senior Consultant at Milcom Communications from December 1998 to July 1999. Prior to joining Milcom Communications, Mr. White entered the Management Information Services division of an Australian department store retailer where he worked to enhance executive reporting and systems availability. In 1995 he entered IBM. Maximizing his extensive industry contacts and reputation he founded a consulting organization that provided services to a diverse group of clients including Sony Australia, Komatsu, College of Technical and Advanced Education and The Electrical Industry Council.

(10) DARRELL DICICCO has served as our Vice President of Production Engineering since November 2002. Mr. DiCicco also served as our Director, Broadcast Operations from December 2000 to November 2002, Manager, Advanced Applications from June 1998 to December 2000, and Regional Operations Manager from June 1994 to June 1998. Mr. DiCicco is co-author of two patents related to PVI technology. Prior to joining PVI, Mr. DiCicco was employed by Princeton University and the United States Department of Energy. During that time he was involved in research related to soft X-ray Laser Development, X-ray Imaging Microscopy, and X-ray Diagnostics. Mr. DiCicco has a Bachelor of Science Degree in Physics from Drexel University.

(11) MERVYN TRAPPLER was elected to serve as our Executive Vice President for International and Special Projects in January 2002. Mr. Trappler sits on the Board of Directors for PSP, Inc. and has served on a number of boards of non-profit organizations in the USA and the Caribbean. Prior to joining PVI, Mr. Trappler was Vice President, Television and New Business Development for ISL from March 1997 to May 2001.

(12) KEITH CUTLER has served as our Executive Vice President, Sales and Marketing since August 2002. From March 2002 to December 2001, he was the Executive Vice President, Sales and Marketing, Sports Division for Turner Broadcasting Inc. (AOL Time Warner). Mr. Cutler served as Publisher of USA Today and Baseball Weekly from January 1987 to March of 2000.

(13) LON ROSEN was elected to serve as our President, PVI Entertainment in May 2002. Prior to joining PVI, Mr. Rosen served as Senior Agent for Endeavor from March 1998 to April 2002. From February 1997 to March 1998, Mr. Rosen was Vice President, Development of 20th Century Fox.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the annual and long-term compensation for the six-month period ended December 31, 2001 and the fiscal years ended June 30, 2001, 2000 and 1999 of the individuals that served as our chief executive officer and certain other highly compensated executive officers of PVI who were serving as executive officers at December 31, 2001 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                                                         COMPENSATION
                                                                         ------------
                                                 ANNUAL COMPENSATION      SECURITIES
                                                ----------------------    UNDERLYING       ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR(1)     SALARY($)     BONUS($)    OPTIONS(#)    COMPENSATION($)
   ---------------------------     ----------   ---------     --------   ------------   ---------------
Brown F Williams.................  Transition   $136,406           --       470,000         $ 3,007(2)
  Chairman of the Board and              2001    250,000           --       260,000(3)           --
  President, Interactive                 2000    250,000           --       120,000              --
  Technologies                           1999    229,167      $25,000            --              --
David Sitt(4)....................  Transition   $ 57,366(5)   $14,583(6)         --              --
  Co-Chief Executive Officer
Robert Sonabend(4)...............  Transition   $ 57,366(5)   $14,583(6)         --              --
  Co-Chief Executive Officer
Samuel A. McCleery...............  Transition   $116,539           --       100,000         $ 6,934(7)
  Vice President of Business             2001    160,000           --        85,000(8)      $31,838(9)
  Development                            2000    154,167      $15,000            --              --
                                         1999    150,000           --            --              --
Lawrence L. Epstein..............  Transition   $ 98,269           --        50,000         $ 4,151(2)
  Former Vice President,                 2001    160,000           --       145,000(11)     $ 3,250(2)
  Finance and Chief Financial            2000    154,167           --        10,000              --
  Officer(10)                            1999    150,000           --            --              --
Dennis P. Wilkinson(12)..........  Transition   $115,625           --        10,000(13)     $48,363(14)
  Former President and Chief             2001    315,353      $25,000       310,000(15)          --
  Executive Officer                      2000    290,737       12,500       120,000              --
                                         1999    161,474       25,000       400,000              --

---------------
 (1) Effective December 21, 2001, PVI changed its fiscal year end from June 30 to December 31. "Transition" refers to the six-month transition period that began July 1, 2001 and ended December 31, 2001. Years 2001, 2000, and 1999 refer to the fiscal years ended June 30, 2001, 2000 and 1999, respectively.

 (2) Represents the amount we contributed to the 401(k) Plan.

 (3) Includes 250,000 shares underlying outstanding options that were repriced on February 2, 2001.

 (4) Individual was appointed to serve as one of our interim co-Chief Executive Officers in November 2001.

 (5) Represents amount paid for services rendered as Corporate Vice President of Publicidad from September 2001 to December 2001, and amount earned for services rendered as one of PVI's interim co-Chief Executive Officers from November 2001 to December 2001.

 (6) Represents bonus equal to 30 days' pay, of which 15 days' pay was required to be paid in accordance with Mexican law.

 (7) Includes $2,750 in sales commission paid to him, and $4,184 that we contributed to the 401(k) Plan on his behalf.

 (8) Includes 50,000 shares underlying outstanding options that were repriced on February 2, 2001.

 (9) Includes $23,963 in sales commissions paid to him, and $7,875 that we contributed to the 401(k) Plan on his behalf.

(10) Mr. Epstein resigned effective October 31, 2002.

(11) Includes 110,000 shares underlying outstanding options that were repriced on February 2, 2001.

(12) Mr. Wilkinson resigned effective November 8, 2001.

(13) Represents options granted for services rendered as a member of the Board of Directors.

(14) Represents payment made to Mr. Wilkinson pursuant to the severance provisions of his employment agreement, including $1,488 paid by PVI to maintain his medical insurance coverage.

(15) Includes 300,000 shares underlying outstanding options that were repriced on February 2, 2001.

     The following table sets forth certain information concerning grants of stock options during the six-month period ended December 31, 2001 to the Named Officers.

                       OPTION GRANTS IN TRANSITION PERIOD

                                                  PERCENTAGE OF
                                                  TOTAL OPTIONS
                                     NUMBER OF     GRANTED TO
                                     SECURITIES     EMPLOYEES
                                     UNDERLYING      DURING       EXERCISE OR                  GRANT DATE
                                      OPTIONS      TRANSITION     BASE PRICE    EXPIRATION      PRESENT
NAME                                  GRANTED        PERIOD        PER SHARE       DATE         VALUE(1)
----                                 ----------   -------------   -----------   ----------     ----------
Brown F Williams...................   250,000         27.96%        $ 2.59       11/08/11       $584,775
                                      200,000         22.37%         3.219        9/20/11        607,805
                                       10,000          1.12%          5.05        7/01/11         47,654
David Sitt.........................        --            --             --             --             --
Roberto Sonabend...................        --            --             --             --             --
Samuel A. McCleery.................    75,000          8.39%          3.22       10/28/11        227,927
                                       25,000          2.80%          4.78                       114,348
Lawrence L. Epstein................    50,000          5.59%          4.78       10/28/11        228,696
Dennis P. Wilkinson................    10,000(2)       1.12%          5.50        7/01/11         47,654

---------------
(1) The calculation of the grant date valuation is based on the Black-Scholes method.

(2) Mr. Wilkinson received an option to purchase 10,000 shares of our common stock on July 1, 2001. This option vested over one year in equal monthly installments, and on November 8, 2001, the effective date of Mr. Wilkinson's resignation, options for 3,333 shares had vested. Upon Mr. Wilkinson's resignation, the remaining unvested options for 6,667 shares were cancelled.

                AGGREGATED OPTION EXERCISES IN TRANSITION PERIOD
                 AND OPTION VALUES AT END OF TRANSITION PERIOD

     The following table sets forth certain information with respect to the exercise of options to purchase common stock during the six-month period ended December 31, 2001 by the Named Officers and unexercised options to purchase common stock held by the Named Officers at December 31, 2001.

                                                             NUMBER OF               VALUE OF UNEXERCISED
                                                       SECURITIES UNDERLYING             IN-THE-MONEY
                             SHARES                     UNEXERCISED OPTIONS             OPTIONS HELD AT
                            ACQUIRED      VALUE      HELD AT DECEMBER 31, 2001       DECEMBER 31, 2001(1)
                               ON        REALIZED   ---------------------------   ---------------------------
NAME                       EXERCISE(#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------   --------   -----------   -------------   -----------   -------------
Brown F Williams.........      --          --          379,998       360,002            --              --
David Sitt...............      --          --               --            --            --              --
Roberto Sonabend.........      --          --               --            --            --              --
Samuel A. McCleery.......      --          --          121,943        83,057        $7,467         $14,933
Lawrence L. Epstein......      --          --           44,997       150,003        $7,467         $14,933
Dennis P. Wilkinson......      --          --          308,332(2)         --            --              --

---------------
(1) Based on the closing price on the Nasdaq National Market on December 31, 2001: $2.22 per share.

(2) On February 6, 2002, options to purchase 304,999 shares remained unexercised and were forfeited.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The persons who served as members of the Compensation Committee of the Board of Directors during the six-month period ended December 31, 2001 were Enrique F. Senior (who resigned effective October 7, 2001), John B. Torkelsen, Donald P. Garber, Lawrence Lucchino and Wilt Hildenbrand. None of the members of the Compensation Committee was an officer, former officer or employee of PVI.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  General Policies

     Subject to certain limitations, the Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing and monitoring PVI's general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also administers PVI's Amended 1993 Stock Option Plan and, from time to time, makes awards under such plan. The authority of the full Board of Directors is required, however, for any material change in compensation arrangements, including but not limited to: granting an option to the Chief Executive Officer or Chairman, granting an option to purchase in excess of 50,000 shares to one person in a given year, paying a salary or bonus to any employee that results in such employee receiving compensation over $200,000 in a given year, or authorizing a new compensation arrangement or changing any incentive plan that could result in an employee or consultant receiving salary, commission, or incentive compensation over $200,000 in a given year.

     Under the supervision of the Committee, PVI has developed and implemented compensation policies, plans and programs which (1) provide a total compensation package which is intended to be competitive within the industry so as to enable PVI to attract and retain high-caliber executive personnel, and (2) seek to align the financial interests of PVI's employees with those of its stockholders by relying heavily on long-term incentive compensation which is tied to performance.

     The primary components of executive compensation include base salary and long-term equity incentives in the form of stock options. In determining the size of such stock option grants to individual executives, the Committee considers a number of factors, including the following: the level of an executive's job responsibilities; the executive's past performance; the size and frequency of grants by comparable companies; the executive's salary level; the need to provide incentive for the purpose of retaining qualified personnel in light of PVI's current conditions and prospects; the size of any prior grants; and the achievement of designated milestones by the executive. The Committee assigns no specific weight to any of the foregoing, other than achievement of designated milestones by the executive in cases where the executive's employment agreement provides for a grant of a specific size upon achievement of the milestone, when making determinations as to the size of stock option grants.

     Executive officers are also eligible to earn an annual cash incentive award, the amount of which is based upon (1) the position level of the executive officer, and (2) the attainment of specific individual performance objectives. The Committee sets the performance objectives at the beginning of the fiscal year.

     The co-Chief Executive Officers are responsible for the development of the annual salary plan for executive officers other than themselves. The plan is based on industry and peer group comparisons and national surveys and on performance judgments as to the past and expected future contributions of the individuals. To maintain a competitive level of compensation, PVI targets base salary at the upper percentiles of a comparative group composed of other companies in media and computer technology fields. Base salary may exceed this level as a result of individual performance. The Committee reviews the annual plan and makes recommendations to the Board of Directors, with any modifications it deems appropriate. The Committee believes it has established executive compensation levels which are competitive with companies in the industry, taking into account individual experience, performance of both PVI and the individual, company size, location and stage of development.

  Compensation of the Chief Executive Officers

     Effective November 8, 2001, Messrs. Sitt and Sonabend were appointed interim co-Chief Executive Officers of PVI for an initial period of six months. In July 2002, they were authorized to continue to serve as interim co-Chief Executive Officers of PVI for an additional twelve months, to and including May 8, 2003. For their service as co-Chief Executive Officers of PVI, each of Messrs. Sitt and Sonabend is entitled to receive: (i) a cash fee of $10,000 and
(ii) an option to purchase 10,000 shares of PVI common stock (up to a maximum of 180,000 shares), for each calendar month in which he serves as interim co-Chief Executive Officer (subject to pro-ration for any shorter period) retroactive to November 8, 2001, the date on which they began serving in such capacity. The compensation package for the co-Chief Executive Officers was determined on the basis of their combined experience and successful performance record while at Publicidad. The Committee believes that the compensation package offered to the co-Chief Executive Officers is necessary given PVI's current financial condition, and is consistent with packages offered by similarly situated companies.

     Mr. Wilkinson's compensation was determined on the basis of his expertise and experience, which included approximately 25 years of experience in television and marketing fields. Mr. Wilkinson received a base salary of $325,000 from July 1, 2001 until his resignation on November 8, 2001. The Committee believed that Mr. Wilkinson's compensation arrangements reflected the compensation package necessary to retain his services for PVI in light of PVI's financial condition and prospects and as commensurate with his expertise and experience as well as with compensation offered by comparable companies.

     Effective January 1, 1994, the Internal Revenue Code does not permit corporations to deduct payment of certain compensation in excess of $1,000,000 to the chief executive officer and the four other most highly paid executive officers. All compensation paid to PVI's executive officers for 2001 was fully deductible and the Committee anticipates that amounts paid as cash compensation will continue to be fully deductible because the amounts are expected to be less than the $1,000,000 threshold. Under certain circumstances, the executive officers may realize compensation upon the exercise of stock options granted under PVI's stock option plans which would not be deductible by PVI. PVI expects to take such action as is necessary to qualify its stock option plans as "performance-based compensation," which is not subject to the limitation, if and when the Committee determines that the effect of the limitation on deductibility warrants such action.

                                          COMPENSATION COMMITTEE

                                          John B. Torkelsen
                                          Donald P. Garber
                                          Lawrence Lucchino
                                          Wilt Hildenbrand

AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for reviewing issues relating to financial accounting, reporting, compliance and disclosure. Management is responsible for PVI's financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. PVI's independent accountant is responsible for auditing those financial statements.

     The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of PVI and are not accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of accountant independence. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representation of the independent accountant included in its report on PVI's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent accountant do not assure that PVI's financial statements are presented in accordance with generally accepted accounting principles, that the audit of PVI's financial statement has been carried out in accordance with generally accepted auditing standards, or that PVI's independent accountant is in fact "independent."

     The Audit Committee has reviewed PVI's audited financial statements and the related report by PricewaterhouseCoopers LLC, PVI's independent accountants, and has discussed the audited financial statements and report with management and with the independent accountants.

     The Audit Committee has also discussed with management and the independent accountants the matters required to be discussed by the Codification of Statement of Auditing Standards, AU sec. 380, also known as SAS 61, as currently in effect. The Audit Committee has received the written disclosure and the letter from the independent accountant required by Independence Standards Board Standard No. 1, as currently in effect, and has discussed with the independent accountants their independence.

     Based on the review and discussions described above, the Audit Committee recommended to PVI's Board of Directors that the audited financial statements be included in PVI's annual report on Form 10-K for the six-month period ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          John B. Torkelsen
                                          Jerome J. Pomerance
                                          Emilio Romano

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     The Securities and Exchange Commission requires that we include in this Proxy Statement a line graph presentation comparing cumulative five-year stockholder returns on an as indexed basis with a broad market index and either a nationally recognized industry standard or an index of peer companies that we select. We have chosen the Russell 2000 Index and a peer group ("Peer Group") comprised of Chyron Corporation, ACTV, Inc. and Square Source Media, Inc. (each a publicly traded company), which were selected in good faith by PVI based principally on the nature of their business and their customer base. Set forth below is a table comparing the yearly percentage change in the cumulative total shareowner return on PVI's common stock to the cumulative total return of the Russell 2000 and the Peer Group for the period commencing December 17, 1997 and ended December 31, 2001. The graph assumes an investment of $100 in our common stock and in each of the indices and reinvestment of all dividends.

                                                          PVII                    RUSSELL 2000                 PEER GROUP
                                                          ----                    ------------                 ----------
1997                                                     100.00                      100.00                      100.00
1998                                                      63.79                      107.27                      124.38
1999                                                      62.50                      107.33                      183.85
2000                                                      79.31                      121.30                      162.91
6/2001                                                    69.66                      119.60                       34.21
12/2001                                                   30.62                      114.56                       18.42

         --------------------------------------------------------------------------------
                                 1997      1998      1999      2000     6/2001    12/2001
         --------------------------------------------------------------------------------
          PVII                  100.00     63.79     62.50     79.31     69.66     30.62
          Russell 2000          100.00    107.27    107.33    121.30    119.60    114.56
          Peer Group            100.00    124.38    183.85    162.91     34.21     18.42

     The preceding performance graph, the compensation committee report and the audit committee report contained in this Proxy Statement are not to be incorporated by reference into filings we have made or may make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate other filings we have made or may make under those statutes.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS WITH NAMED OFFICERS

     In January 1997, PVI and Mr. Williams entered into an employment agreement that provides for automatic annual renewal and permits us to terminate the agreement upon 90 days' prior notice to Mr. Williams. In November 2001, Mr. Williams' employment agreement was amended concurrent with his appointment to the office of President, Interactive Technologies. Pursuant to the terms of his amended agreement, Mr. Williams' base salary is $325,000 per year, subject to increases at the discretion of the Board of Directors, and Mr. Williams' term of employment will be automatically extended for a period of two years following a change in control of PVI. From July 2002 to November 2002, Mr. Williams' salary was temporarily reduced to $100,000 per year in an effort to conserve capital. In exchange for accepting a reduction in salary, Mr. Williams received a stock option to purchase 56,250 shares of our common stock. Mr. Williams is eligible for an annual bonus based on performance measures determined by the Compensation Committee. In the event Mr. Williams' employment is terminated by PVI without cause, or in the event

Mr. Williams terminates his employment due to a detrimental change in the nature or scope of his employment or duties, he is entitled to receive his then current salary for a period equal to the greater of two years or the remainder of his then current term of employment, and, upon his request, all of his stock options that are vested on the date of his termination shall be exercisable until the expiration date set forth in the applicable stock option agreement.

     Effective November 8, 2001, Mr. Sitt was appointed interim co-Chief Executive Officer of PVI for an initial period of six months. In July 2002, Mr. Sitt was authorized to continue to serve as interim co-Chief Executive Officer of PVI for an additional twelve months, to and including May 8, 2003. For his service as co-Chief Executive Officer of PVI, Mr. Sitt is entitled to receive:
(i) a cash fee of $10,000 and (ii) an option to purchase 10,000 shares of PVI common stock (up to a maximum of 180,000 shares), for each calendar month in which he serves as interim co-Chief Executive Officer (subject to pro-ration for any shorter period) retroactive to November 8, 2001, the date on which he began serving in such capacity. Effective October 30, 2002, the agreement between PVI and Mr. Sitt regarding his service as interim co-Chief Executive Officer of PVI was amended to provide that the options to purchase shares of PVI common stock which were to be granted at the rate of 10,000 shares for each calendar month in which he serves as interim co-Chief Executive Officer through May 8, 2003 (subject to proration for any shorter period) were granted as of October 30, 2002, subject to vesting at the rate of 10,000 shares for each calendar month (subject to pro-ration for any shorter period) in which he serves as interim co-Chief Executive Officer through May 8, 2003. Also effective November 2001, Mr. Sitt was hired to serve as Corporate Vice President to Publicidad. Pursuant to an agreement among Publicidad, PVI and Mr. Sitt, during the term of his employment, he will receive an initial base salary of $175,000, subject to guaranteed increases of $25,000 on each of the first three anniversaries of his date of employment. In the event that his term of employment is extended beyond four years, a new base salary will be negotiated. In addition, Mr. Sitt is entitled to receive an option to purchase 50,000 shares of PVI common stock, and shall be entitled to receive (subject to continued employment) an option to purchase 75,000 shares of PVI common on each of the first three anniversaries of his date of employment. In the event Mr. Sitt's employment is terminated without cause, or Mr. Sitt terminates his employment for a good reason (e.g., detrimental change in the nature or scope of his employment or duties), he shall be entitled to receive his then current salary for the greater of (i) six months or (ii) the remainder of the term.

     Effective November 8, 2001, Mr. Sonabend was appointed interim co-Chief Executive Officer of PVI for an initial period of six months. In July 2002, Mr. Sonabend was authorized to continue to serve as interim co-Chief Executive Officer of PVI for an additional twelve months, to and including May 8, 2003. For his service as co-Chief Executive Officer of PVI, Mr. Sonabend is entitled to receive: (i) a cash fee of $10,000 and (ii) an option to purchase 10,000 shares of PVI common stock (up to a maximum of 180,000 shares), for each calendar month in which he serves as interim co-Chief Executive Officer (subject to pro-ration for any shorter period) retroactive to November 8, 2001, the date on which he began serving in such capacity. Effective October 30, 2002, the agreement between PVI and Mr. Sonabend regarding his service as interim co-Chief Executive Officer of PVI was amended to provide that the options to purchase shares of PVI common stock which were to be granted at the rate of 10,000 shares for each calendar month in which he serves as interim co-Chief Executive Officer through May 8, 2003 (subject to proration for any shorter period) were granted as of October 30, 2002, subject to vesting at the rate of 10,000 shares for each calendar month (subject to pro-ration for any shorter period) in which he serves as interim co-Chief Executive Officer through May 8, 2003. Also effective November 2001, Mr. Sonabend was hired to serve as Corporate Vice President to Publicidad. Pursuant to an agreement among Publicidad, PVI and Mr. Sonabend, during the term of his employment, he will receive an initial base salary of $175,000, subject to guaranteed increases of $25,000 on each of the first three anniversaries of his date of employment. In the event that his term of employment is extended beyond four years, a new base salary will be negotiated. In addition, Mr. Sonabend is entitled to receive an option to purchase 50,000 shares of PVI common stock, and shall be entitled to receive (subject to continued employment) an option to purchase 75,000 shares of PVI common on each of the first three anniversaries of his date of employment. In the event Mr. Sonabend's employment is terminated without cause, or Mr. Sonabend terminates his employment for a good reason (e.g., detrimental change in the nature or scope of his employment or duties), he shall be entitled to receive his then current salary for the greater of (i) six months or (ii) the remainder of the term.

     Effective February 2, 2001, PVI and Mr. McCleery entered into an amended and restated employment agreement that provides for automatic annual renewal and permits us to terminate the agreement upon 90 days' prior notice to Mr. McCleery. Pursuant to such agreement, Mr. McCleery's base salary was $200,000 per year, subject to increases at the discretion of the Board of Directors. From August 2002 to November 2002, Mr. McCleery's salary was temporarily reduced to $100,000 per year in an effort to conserve capital. In exchange for accepting a reduction in salary, Mr. McCleery received a stock option to purchase 25,000 shares of our common stock. Mr. McCleery also received an option to purchase 25,000 shares of our common stock during the Transition Period. Mr. McCleery is eligible for an annual bonus based on performance measures determined by the Compensation Committee of the Board of Directors. In the event Mr. McCleery's employment is terminated by PVI without cause, or Mr. McCleery terminates his employment for good cause, e.g. detrimental change in the nature or scope of his employment or duties, he is entitled to receive his then current salary for a period of two years; provided, however, that if Mr. McCleery's employment is so terminated prior to February 2, 2003, he shall be entitled to receive his then current salary until the later of (i) the two year anniversary of the effective date of the termination of his employment or (ii) February 2, 2003.

     Effective February 2, 2001, PVI and Mr. Epstein entered into an employment agreement that provided for automatic annual renewal and permitted us to terminate the agreement upon 90 days' prior notice to Mr. Epstein. Pursuant to the employment agreement, Mr. Epstein's base salary was $180,000 per year, subject to increases at the discretion of the Board of Directors. From August 2002 to November 2002, Mr. Epstein's salary was temporarily reduced to $100,000 per year in an effort to conserve capital. In exchange for accepting a reduction in salary, Mr. Epstein received a stock option to purchase 20,000 shares of our common stock. Mr. Epstein also received an option to purchase 50,000 shares of our common stock during the Transition Period. Mr. Epstein was eligible for an annual bonus based on performance measures determined by the Compensation Committee of the Board of Directors. The terms of Mr. Epstein's employment agreement provided for severance in the event Mr. Epstein's employment was terminated without cause.

     In November 1998, PVI and Mr. Wilkinson entered into a three-year employment agreement that provided for automatic renewal for three year periods and permitted us to terminate the agreement upon 90 days' prior notice to Mr. Wilkinson. Pursuant to the employment agreement, Mr. Wilkinson's base salary was $275,000 per year, subject to an increase of $25,000 per year at the discretion of the Board of Directors. In addition, Mr. Wilkinson was eligible to receive a bonus of $25,000 at the end of each year based on performance measures determined by the Board of Directors. In accord with the provisions of the agreement, in each of December 1999 and December 2000 the Board of Directors approved a $25,000 increase in Mr. Wilkinson's base salary effective November 1999 and November 2000 respectively, and on November 8, 2001, the date of resignation, Mr. Wilkinson's base salary was $325,000. The terms of Mr. Wilkinson's employment agreement provided for severance in the event that his employment was terminated without cause. Mr. Wilkinson will receive severance in the total aggregate amount of $406,696.36 (including amounts payable to maintain his medical insurance), of which we have already paid $206,696.36.

     In addition to provisions in the above-described employment agreements requiring each individual to maintain the confidentiality of our company information and assign inventions to PVI, such executive officers have agreed that during the terms of their employment agreements and for two years thereafter, they will not compete with us by engaging in any capacity in any business which is competitive with the business of PVI.

401(K) PLAN

     We have adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan") covering our employees. Pursuant to the 401(k) Plan, employees may elect to defer up to the lesser of: (i) 20% of their annual compensation each year; or (ii) the statutorily prescribed annual limit ($11,000 in 2002), and have the deferred amount contributed to the 401(k) Plan. We will match 50% of an employee's elective deferral contributions with an equal amount of our common stock, up to a maximum annual match of 2.5% of the employee's compensation earned while his or her deferral agreement is in effect. Contributions by both PVI and employees to the 401(k) Plan and income earned on such contributions are not taxable to employees until withdrawn from the 401(k) Plan. The Trustees under the 401(k) Plan, at the direction of each participant, invest the assets of the 401(k) Plan that are attributable to participants' elective deferral contributions in designated investment options.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 1, 2002 except as otherwise set forth below, (i) by each person who is known to PVI to beneficially own more than 5% of our common stock, (ii) by each current director and director nominee,
(iii) by each Named Officer, and (iv) by all current directors and executive officers as a group.

                                                                  COMMON STOCK
                                                              BENEFICIALLY OWNED(1)
                                                              ---------------------
NAME OF BENEFICIAL OWNER                                        NUMBER      PERCENT
------------------------                                      ----------    -------
PVI Holding, LLC(2).........................................  18,794,207     56.47%
  c/o Cablevision Systems Corporation
  1111 Stewart Avenue
  Bethpage, NY 11714
Presencia en Medios, S.A. de C.V.(4)........................   7,926,297     39.67%
  Paseo de las Palmas
  No. 735, desp. 206
  11000 Mexico, DF
Allen & Company Incorporated(3).............................   1,101,554      5.67%
  Allen Holding Inc.
  Herbert A. Allen
  711 Fifth Avenue
  New York, NY 10020
Brown F. Williams(5)........................................     718,041      3.77%
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648
Lawrence J. Burian(6).......................................      10,933         *
  c/o Cablevision Systems Corporation
  1111 Stewart Avenue
  Bethpage, NY 11714
Joseph Decosimo.............................................           0         *
  c/o Joseph Decosimo and Company
  Suite 1100 Tallan Building
  Two Union Square
  Chattanooga, Tennessee 37402
Donald P. Garber(7).........................................      34,166         *
  c/o Major League Soccer
  110 East 42nd Street
  10th Floor
  New York, NY 10017
Wilt Hildenbrand(8).........................................      17,499         *
  c/o Cablevision Systems Corporation
  1111 Stewart Avenue
  Bethpage, NY 11714-3581
Lawrence Lucchino(9)........................................     124,166         *
  7979 Ivanhoe Avenue
  Suite 540
  La Jolla, CA 92037
Jerome J. Pomerance(10).....................................     219,008      1.18%
  c/o J.J. Pomerance & Co.
  730 Third Avenue
  Suite 4602
  New York, NY 10017

                                                                  COMMON STOCK
                                                              BENEFICIALLY OWNED(1)
                                                              ---------------------
NAME OF BENEFICIAL OWNER                                        NUMBER      PERCENT
------------------------                                      ----------    -------
Emilio Romano(11)...........................................      41,666         *
  c/o Presencia en Medios. S.A. de C.V.
  Paseo de las Palmas
  No. 735, desp. 206
  Mexico, D.F. 11000
Jaime Serra(12).............................................      11,666         *
  c/o Presencia en Medios. S.A. de C.V.
  Paseo de las Palmas
  No. 735, desp. 206
  Mexico, D.F. 11000
Eduardo Sitt(13)............................................      44,166         *
  c/o Presencia en Medios, S.A. de C.V.
  Paseo de las Palmas
  No. 735, desp. 206
  Mexico, D.F. 11000
John B. Torkelsen(14).......................................     106,601         *
  c/o Acorn Technology Fund, L.P.
  5 Vaughn Drive
  Princeton, NJ 08540
David Sitt(15)..............................................     127,667         *
  c/o Publicidad Virtual, S.A. de C.V.
  Paseo de los Laureles 458-301
  Bosques de las Lomas
  Mexico, D.F. 05120
Roberto Sonabend(16)........................................     127,667         *
  c/o Publicidad Virtual, S.A. de C.V.
  Paseo de los Laureles 458-301
  Bosques de las Lomas
  Mexico, D.F. 05120
Samuel A. McCleery(17)......................................     232,038      1.25%
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648
Lawrence L. Epstein(18).....................................     129,999         *
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648
Dennis P. Wilkinson(19).....................................       3,333         *
  1122 Wyndon Avenue
  Bryn Mawr, PA 19010
All directors and executive officers as a group (22
  persons)(20)..............................................   2,390,284     11.63%

---------------
  *  Less than one percent

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

     Applicable percentage of ownership is based on 18,487,802 shares of common stock outstanding as of November 1, 2002.

 (2) Includes 4,000,000 shares of common stock held of record by PVI Holding, the indirect wholly-owned subsidiary of Cablevision, and Cablevision may be deemed the beneficial owner of the shares of our common stock owned by PVI Holding. Also includes warrants to purchase 12,794,207 shares of common stock. The warrants are exercisable for three years from September 20, 2001 at an exercise price of $7.00. Also includes 2,000,000 shares of our common stock underlying a $5,000,000 Convertible Note convertible at the option of PVI Holding.

 (3) Includes 3,889,178 shares of common stock and 582,820 shares of common stock underlying warrants that were exercisable within 60 days of November 1, 2002. Includes 2,544,435 shares of common stock and warrants to purchase 909,864 shares of common stock that were exercisable within 60 days of November 1, 2002, which are held by Presence in Media LLC, of which Presencia owns directly or indirectly 100% interest. Does not include shares of common stock held directly by officers, directors or employees of Presencia. Of the warrants beneficially held by Presencia, the exercise price is $8.00 per share (198,979 shares), $8.00, $9.00 and $10.00 per share during the first, second and third years of the term, respectively (500,000 shares) and within the range of $2.31 to $12.12 per share (793,705 shares). The warrants expire on April 15, 2004 (153,767 shares), March 28, 2006 (24,000 shares), September 20, 2004 (500,000 shares), and at various times between December 16, 2002 and January 1, 2007 (814,917 shares).

 (4) The number of shares reported is based upon information disclosed by Allen & Company Incorporated ("ACI") on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2002. Includes 174,604 shares of common stock and 929,950 shares of common stock underlying currently exercisable warrants. Allen Holding Inc.("AHI"), by virtue of its status as the sole stockholder of ACI, may be deemed to share with ACI the power to vote or direct the vote and to dispose or direct the disposition of the shares of which is ACI is direct beneficial owner. Mr. Herbert A. Allen, by virtue of his status as a majority stockholder and the President and Chief Executive Officer of AHI and the President and Chief Executive Officer of ACI, may be deemed to share with AHI and ACI the power to vote or direct the vote and dispose or direct the disposition of shares of which each of AHI and ACI is the direct beneficial owner. Mr. Herbert A. Allen disclaims beneficial ownership of the securities reported to be held by AHI and ACI, except to the extent of his pecuniary interest therein. Does not include shares which may be owned by other officers, directors or employees of AHI or ACI.

 (5) Includes 139,535 shares of common stock and 556,666 shares of common stock underlying options that were exercisable within 60 days of November 1, 2002. Of these, options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 152,777 shares exercisable at $4.38 per share expire on February 1, 2011; options for 10,000 shares exercisable at $4.38 per share expire on August 3, 2010; options for 10,000 shares exercisable at $5.05 per share expire on July 1, 2011; options for 200,000 shares exercisable at $3.22 per share expire on September 20, 2011; options for 159,723 exercisable at $2.59 per share expire on November 8, 2011; and options for 4,166 exercisable at $1.07 per share expire on July 1, 2012. Also includes 21,840 shares of common stock held by Mr. Williams as custodian for Bronwyn Williams, his minor daughter. Does not include shares of common stock owned by Mr. Williams' brother, Mr. Williams' adult daughter, and a trust of which Mr. Williams' mother is a beneficiary, respectively. Mr. Williams disclaims beneficial ownership of the shares of common stock that are held by him as custodian for his minor daughter.

 (6) Includes 100 shares of common stock and 10,833 shares of common stock underlying options granted to Mr. Burian that were exercisable within 60 days of November 1, 2002. Of these, options for 6,667 shares exercisable at $2.59 per share expire on November 8, 2011; and options for 4,166 exercisable at $1.07 per share expire on July 1, 2012.

 (7) Includes 34,166 shares of common stock underlying options granted to Mr. Garber that were exercisable within 60 days of November 1, 2002. Of these, options for 10,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 10,000 shares exercisable at $4.38 per share expire on August 3, 2010; options for 10,000 shares exercisable at $5.05 per share expire on July 1, 2011; and options for 4,166 exercisable at $1.07 per share expire on July 1, 2012.

 (8) Includes 17,499 shares of common stock underlying options granted to Mr. Hildenbrand that were exercisable within 60 days of November 1, 2002. Of these, options for 13,333 shares exercisable at $5.05 per share expire on July 1, 2011; and options for 4,166 exercisable at $1.07 per share expire on July 1, 2012.

 (9) Includes 80,000 shares of common stock underlying options owned by LL Sports Inc. that were exercisable within 60 days of November 1, 2002. Mr. Lucchino controls LL Sports Inc. These options are exercisable at $8.00 per share and expire on January 1, 2004. Also includes 44,166 shares of common stock underlying options that were exercisable within 60 days of November 1, 2002. Of these, options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 10,000 shares exercisable at $4.38 per share expire on August 3, 2010; options for 10,000 shares exercisable at $5.05 per share expire on July 1, 2011; and options for 4,166 exercisable at $1.07 per share expire on July 1, 2012.

(10) Includes 20,000 shares of common stock owned by J.J. Pomerance & Co., Inc. of which Mr. Pomerance is the President. Also includes 144,842 shares of common stock and 54,166 shares of common stock underlying options that were exercisable within 60 days of November 1, 2002. Of these, options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 10,000 shares exercisable at $4.38 per share expire on July 29, 2003; options for 10,000 shares exercisable at $4.38 per share expire on August 3, 2010; options for 10,000 shares exercisable at $5.05 per share expire on July 1, 2011; and options for 4,166 exercisable at $1.07 per share expire on July 1, 2012.

(11) Includes 41,666 shares of common stock underlying options granted to Mr. Romano that were exercisable within 60 days of November 1, 2002. Of these, options for 7,500 shares exercisable at $2.99 per share expire on September 20, 2011; options for 5,000 shares exercisable at $2.22 per share expire on January 10, 2012; options for 5,000 shares exercisable at $1.51 per share expire on February 10, 2002; options for 5,000 shares exercisable at $1.77 per share expire on March 10, 2012; options for 5,000 shares exercisable at $1.53 per share expire on April 10, 2012; options for 5,000 shares exercisable at $1.27 per share expire on May 10, 2012; options for 5,000 shares exercisable at $1.05 per share expire on June 10, 2012; and options for 4,166 exercisable at $1.07 per share expire on July 1, 2012. Mr. Romano is a member of the Board of Directors of Presencia. Mr. Romano disclaims beneficial ownership of any securities of PVI held by Presencia.

(12) Includes 11,666 shares of common stock underlying options granted to Mr. Serra that were exercisable within 60 days of November 1, 2002. Of these, options for 7,500 shares exercisable at $2.99 per share expire on July 1, 2011; and options for 4,166 exercisable at $1.07 per share expire on July 1, 2012. Mr. Serra is a member of the Board of Directors of Presencia. Mr. Serra disclaims beneficial ownership of any securities of PVI held by Presencia.

(13) Includes 44,166 shares of common stock underlying options that were exercisable within 60 days of November 1, 2002. Of these, options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 10,000 shares exercisable at $4.38 per share expire on August 3, 2010; options for 10,000 shares exercisable at $5.05 per share expire on July 1, 2011; and options for 4,166 exercisable at $1.07 per share expire on July 1, 2012. Mr. Sitt is the Chairman of the Board and President of Presencia. Mr. Sitt disclaims beneficial ownership of any securities of PVI held by Presencia.

(14) Includes 7,321 shares of common stock owned by Pamela R. Torkelsen, Mr. Torkelsen's wife. Also includes 6,914 shares of common stock and 48,200 shares of common stock underlying currently exercisable warrants owned by Princeton Valuation Consultants, L.L.C., a company of which Mr. Torkelsen's wife is the sole manager and majority owner. Includes 44,166 shares of common stock underlying options that were exercisable within 60 days of November 1, 2002. Of these, options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 10,000 shares exercisable at $4.38 per share expire on August 3, 2010; options for 10,000 shares exercisable at $5.05 per share expire on July 1, 2011; and options for 4,166 exercisable at $1.07 per share expire on July 1, 2012. Mr. Torkelsen disclaims beneficial ownership of the shares of common stock that are owned by Mrs. Torkelsen. Of the warrants held by Princeton Valuation Consultants, the exercise price is $8.00 per share (28,200 shares) and $4.50 per share (20,000 shares), respectively. The warrants expire on September 3, 2005 (26,000 shares) and November 29, 2004 (22,200 shares), respectively.

(15) Includes 127,667 shares of common stock underlying options that were exercisable within 60 days of November 1, 2002. Of these, options for 10,000 shares exercisable at $2.22 per share expire on January 10, 2012; options for 10,000 shares exercisable at $1.51 per share expire on February 10, 2012; options for 10,000 shares exercisable at $1.77 per share expire on March 10, 2012; options for 10,000 shares exercisable at $1.53 per share expire on April 10, 2012; options for 10,000 shares exercisable at $1.13 per share expire on May 10, 2012; options for 10,000 shares exercisable at $1.12 per share expire on June 10, 2012; options for 10,000 shares exercisable at $.96 per share expire on July 10, 2012; options for 10,000 shares exercisable at $.63 per share expire on August 10, 2012; options for 10,000 shares exercisable at $.62 per share expire on September 10, 2012; options for 10,000 shares exercisable at $.61 per share expire on October 10, 2012; options for 7,667 shares exercisable at $2.20 per share expire on December 10, 2012; and options for 10,000 shares exercisable at $.51 per share expire on October 30, 2012.

(16) Includes 127,667 shares of common stock underlying options that were exercisable within 60 days of November 1, 2002. Of these, options for 10,000 shares exercisable at $2.22 per share expire on January 10, 2012; options for 10,000 shares exercisable at $1.51 per share expire on February 10, 2012; options for 10,000 shares exercisable at $1.77 per share expire on March 10, 2012; options for 10,000 shares exercisable at $1.53 per share expire on April 10, 2012; options for 10,000 shares exercisable at $1.13 per share expire on May 10, 2012; options for 10,000 shares exercisable at $1.12 per share expire on June 10, 2012; options for 10,000 shares exercisable at $.96 per share expire on July 10, 2012; options for 10,000 shares exercisable at $.63 per share expire on August 10, 2012; options for 10,000 shares exercisable at $.62 per share expire on September 10, 2012; options for 10,000 shares exercisable at $.61 per share expire on October 10, 2012; options for 7,667 shares exercisable at $2.20 per share expire on December 10, 2012; and options for 10,000 shares exercisable at $.51 per share expire on October 30, 2012.

(17) Includes 1,228 shares of common stock, 47,200 shares of common stock underlying currently exercisable warrants and 183,610 shares of common stock underlying options granted to Mr. McCleery that were exercisable within 60 days of November 1, 2002. Of these, options for 20,000 shares exercisable at $2.50 per share expire on September 3, 2007; options for 23,334 shares exercisable at $1.58 per share expire on December 14, 2010; options for 30,554 shares exercisable at $4.38 per share expire on February 1, 2011; options for 75,000 shares exercisable at $3.22 per share expire on September 20, 2011; options for 9,722 shares exercisable at $4.78 per share expire on October 28, 2011; and options for 25,000 shares exercisable at $1.00 expire on July 26, 2012. The exercise price of the warrants is $8.00 per share. The warrants expire on November 3, 2003 (13,600 shares), September 15, 2003 (20,000 shares) and November 4, 2004 (13,600 shares), respectively.

(18) Includes 129,999 shares of common stock underlying options granted to Mr. Epstein that were exercisable within 60 days of November 1, 2002. Of these, options for 23,334 shares exercisable at $1.58 per share expire on December 14, 2010; options for 67,221 shares exercisable at $4.38 per share expire on February 1, 2011; options for 19,444 shares exercisable at $4.78 per share expire on October 28, 2011; and options for 20,000 shares exercisable at $1.00 expire on July 26, 2012.

(19) Includes 3,333 shares of common stock underlying options granted to Mr. Wilkinson that were exercisable within 60 days of November 1, 2002. These options are exercisable at $5.05 per share and expire on July 1, 2011.

(20) Includes 329,412 shares of common stock, and 2,060,872 shares of common stock underlying options and warrants that were exercisable within 60 days of November 1, 2002. Does not include securities beneficially owned by Dennis Wilkinson or Lawrence Epstein, resigned effective November 8, 2001 and October 31, 2002, respectively.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Cablevision

     In February 2001, we entered into a stock and warrant purchase agreement with PVI Holding, LLC, the indirect wholly owned subsidiary of Cablevision. The transaction contemplated by the stock and warrant purchase agreement (the "Cablevision Transaction") was completed in two parts. At the first closing under the agreement held in February 2001, PVI Holding purchased 2,007,909 shares of our common stock for approximately $5 million. At the second closing under the agreement held in September 2001, PVI Holding purchased an additional 1,992,091 shares of our common stock and warrants to purchase 11,471,908 shares of our common stock for an aggregate purchase price of approximately $5 million. The number of shares underlying PVI Holding's warrant was subsequently adjusted upward in November 2001 and April 2002. In June 2002, we issued amended and restated warrants to PVI Holding that entitle PVI Holding to purchase 12,794,206.537 shares of our common stock for a purchase price of $7.00 per share at any time prior to June 25, 2006. PVI Holding paid the aggregate purchase price for the securities by drawing down on a reducing revolving credit facility held by one of its affiliates. Following the second closing, PVI Holding was the beneficial holder of 55.3% of our outstanding common stock, which may deemed to constitute a change in control. If we issue securities in the future, PVI Holding will have the preemptive right to purchase sufficient shares of our common stock to maintain its percentage of ownership as of the date of exercise. For so long as PVI Holding beneficially owns at least 75% of its original investment, it has the right to designate one director to our Board.

     Pursuant to the terms of a registration rights agreement, PVI Holding was granted "piggyback" registration rights to participate in other registrations of our securities which we may undertake, and the right to demand registration of its securities for resale under the Securities Act of 1933 on six occasions. Such registration rights are subject to certain notice requirements, timing restrictions and volume limitations that may be imposed by the underwriter of an offering. In addition, PVI Holding has the option to adopt, in lieu of these registration rights, the registration rights granted to any other person in the future by PVI.

     PVI and Cablevision executed a license agreement in February 2001, which grants Cablevision and its affiliates the right to use our L-VIS(R) System and related proprietary rights in its businesses. Under the terms of the agreement, we were to receive an advance payment of $7.5, of which $5 million was received during the six-month period ended December 31, 2001. The license agreement provided that we would receive royalties based on Cablevision's revenues from use of the L-VIS(R) System, an equipment fee equal to our direct costs of manufacturing each L-VIS(R) System we provide under the license, and enhancement fees for electronic insertions for which Cablevision does not receive revenues based on our direct costs of providing such insertions. The royalties and other payments due to PVI under the license agreement were creditable against the advance payment. In June 2002, the parties executed an Amended and Restated L-VIS(R) System License Agreement, pursuant to which we (i) sold two L-VIS(R) units to Cablevision, (ii) reduced the charges for certain services, and (iii) are obligated to refund any unused portion of the Cablevision advance payment if Cablevision doesn't purchase products and services or generate royalty payments in specified amounts by specified dates.

     We entered into a joint collaboration and license agreement with Cablevision in September 2001, pursuant to which we agreed to work together to develop technology to promote interactive use of and targeted advertising in video delivery systems at various points in the distribution system. In furtherance of the agreement, PVI and Cablevision agreed to cross-license to each other, on a non-exclusive basis, our current technologies for use in the development phase of the project. For products and technology developed under the agreement which relate to interactive and enhancement products specifically for use with television distribution, Cablevision was to pay us a royalty based on related revenues. We received a license to use, commercialize and sub-license and Cablevision received a license to use any technology and products developed under the joint collaboration and license agreement. In June 2002, the parties executed an Amended and Restated Joint Collaboration Agreement, pursuant to which the license for our iPoint(TM) Technology granted pursuant to the joint collaboration and license agreement was converted to a fully paid up, non-exclusive, perpetual, royalty free license.

     In June 2002, we entered into a Note Purchase and Security Agreement (the "Note Purchase Agreement") with PVI Holding, pursuant to we issued to PVI Holding a $5,000,000 secured convertible note which bears interest at 10% per annum and matures on March 31, 2003. The note is convertible into shares of our common stock at any time prior to maturity at a price of $2.50 per share. If, prior to the maturity date, we sell shares of our common stock resulting in aggregate cash proceeds of at least $10,000,000, we may convert the note into shares of our common stock at a price of $2.50 per share or, if such common stock is sold for an aggregate weighted average price of less than $1.00 per share, at such weighted average price. To secure payment of its obligations under the note, we granted PVI Holding a security interest in all of our assets.

     Pursuant to the Note Purchase Agreement, PVI and Cablevision entered into
(a) a License Agreement for our iPoint(TM) Technology pursuant to which Cablevision has, in consideration for crediting $3.5 million of prepaid license fees relating to its use of the L-VIS(R) System, a non-exclusive license to use the iPoint(TM) Technology solely for the benefit of Cablevision and its affiliates, (b) a Proprietary Information Escrow Agreement pursuant to which we placed certain of our proprietary information in escrow to be released to Cablevision for use under its licenses in the event that PVI fails to meet certain defined financial tests or defaults under the note held by PVI Holding, and (c) an Option Agreement which provides that solely in the event PVI fails to meet a specified financial test by March 31, 2003 Cablevision will have the option to purchase at appraised fair market value a sole, exclusive license to all our technology for use in the United States, subject to pre-existing rights granted to PVI customers and other third parties.

  Presencia

     In December 2000, we entered into a reorganization agreement with Presencia and certain of its affiliates, which agreement was later amended on February 4, 2001. On September 20, 2001 we completed the transaction contemplated by the reorganization agreement (the "Presencia Transaction"), in accordance with which Presencia and its affiliates sold their shares of Publicidad to us and our affiliate Princeton Video Image Latin America, LLC, and Publicidad became our wholly-owned, indirect subsidiary. In consideration for the shares of Publicidad capital stock, we issued to Presencia and its affiliate Presence in Media LLC an aggregate of 2,678,353 shares of our common stock and warrants to purchase an aggregate of 1,036,825 shares of our common stock. In addition, Presencia received warrants to purchase 500,000 shares of our common stock as partial consideration for waiving the participation rights granted to it under the reorganization agreement with respect to the issuance of securities in connection with the Cablevision Transaction. Following the closing of the Presencia Transaction, Presencia and its affiliates were the beneficial holders of 26.4% of our outstanding common stock, which may deemed to constitute a change in control.

     Pursuant to the terms of the reorganization agreement, Presencia has the right to designate a maximum of three directors to our Board. In addition, under the terms of an agreement entered into in connection with the reorganization agreement, Presencia will receive additional compensation for consulting services and incentives based on Publicidad's future performance. Further, pursuant to the terms of a registration rights agreement entered into in connection with the Presencia Transaction, Presencia and certain of its affiliates were granted "piggyback" registration rights to participate in other registrations of our securities which we may undertake, and the right to demand registration of their securities for resale under the Securities Act of 1933 on five occasions. Such registration rights are subject to certain notice requirements, timing restrictions and volume limitations that may be imposed by the underwriter of an offering.

     In November 2001, Presencia invested an additional $2 million to buy 615,385 shares of PVI common stock at $3.25 per share.

     In June 2002, Publicidad and Presencia amended the consulting services agreement to simplify the formula for calculation of the payments to Presencia, and to give Publicidad the option, under certain specified circumstances, of paying the contingent fee in PVI common stock.

     Eduardo Sitt, a member of a Board of Directors, is a principal stockholder and President of Presencia. David Sitt and Roberto Sonabend are also stockholders of Presencia.

  Allen & Co.

     Allen & Co, one of our principal stockholders, furnished financial advisory services to us from time to time. On June 14, 2000, we entered into an agreement with Allen & Co., which was amended as of December 20, 2000, pursuant to which Allen & Co. would act as one of our financial advisors in connection with certain stock purchase transactions, including the December 2000 transaction with Presencia (the "Presencia Transaction"). See "Certain Relationships and Related Transactions -- Presencia". In July 2001, we issued to Allen & Co. a warrant to purchase 100,000 shares of our common stock at $2.3065 as consideration for its issuance of a fairness opinion in connection with the Presencia Transaction. This warrant was issued with an expiration date of December 20, 2005, or five years from the issuance date of their fairness opinion. On September 20, 2001, Allen & Co. received a warrant to purchase an additional 100,000 shares of our common stock at $3.91 in connection with the completion of the Presencia Transaction. See "Certain Relationships and Related Transactions -- Presencia." We granted to Allen & Co. registration rights that, subject to certain conditions and limitations, give Allen & Co. the one-time right, commencing October 20, 2000 (200,000 shares), December 20, 2000 (100,000 shares) and September 20, 2001 (100,000 shares), to require us to register not less than 50% of such shares.

  Dasi

     Publicidad's personnel is provided by Consultares Asociados Dasi, S.C., a Mexican service company, of which David Sitt, one of our interim co-Chief Executive Officers, is a principal stockholder. Publicidad reimburses Dasi the amount that Dasi pays in salaries, taxes, and other costs associated with the employment of the individuals working for Publicidad. No additional service charge or commission is charged for Dasi's services.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     Our Board of Directors has, subject to stockholder ratification, retained PricewaterhouseCoopers LLP to serve as our independent public accountants for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP also served as our independent public accountants for the fiscal year ended June 30, 2001 and the transition period ended December 31, 2001.

     One or more representatives of PricewaterhouseCoopers LLP is expected to attend the meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

  Audit Fees

     The aggregate fees billed to PVI by PricewaterhouseCoopers LLP for the review of our financial statements for the six-month period ended December 31, 2001 totaled $61,575.

  Financial Information Systems Design and Implementation Fees

     We did not engage PricewaterhouseCoopers LLP to provide advice to us regarding financial information system design and implementation during the six-month period ended December 31, 2001.

  All Other Fees

     The aggregate fees billed to PVI by PricewaterhouseCoopers LLP during the six-month period ended December for non-audit services (including tax related services) totaled $64,817.

     The Audit Committee has determined that the provision of non-audit service is compatible with maintaining PricewaterhouseCoopers LLP's independence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS PVI'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                            APPROVAL OF AMENDMENT TO
                  THE COMPANY'S AMENDED 1993 STOCK OPTION PLAN
             TO INCREASE THE AUTHORIZED NUMBER OF SHARES THEREUNDER

  General

     Subject to stockholder approval, our Board of Directors has approved an amendment to PVI's Amended 1993 Stock Option Plan (the "Plan") to increase the number of shares that may be issued pursuant to options granted under the Plan from 5,160,000 to 7,000,000.

     On November 1, 2002, options to purchase 5,158,378 shares were outstanding under the Plan or otherwise allocated for grant, leaving approximately 1,622 shares available for grant. If any option under the Plan expires or is terminated without having been exercised in full, the shares of common stock allocable to the unexercised portion of such option may again be subjected to an option under the Plan. On November 1, 2002, the market value of the common stock underlying the options was $0.46 per share based on the closing price.

     The Plan was adopted by the Board of Directors and ratified by our stockholders in August 1993 and was most recently amended and ratified by the stockholders to increase the number of shares in the Plan in March 2001. Directors, officers, employees and consultants of PVI or any of its subsidiaries are eligible to receive options pursuant to the terms of the Plan. PVI currently has ten directors, 13 officers (1 of whom is also a director), approximately 112 employees (including the officers) and 2 consultants. The Board believes that providing selected persons with an opportunity to invest in PVI will give them additional incentive to increase their efforts on behalf of PVI and will enable PVI to attract and retain the best available employees, officers, directors and consultants. An increase in the number of shares available under the Plan is necessary to provide sufficient shares to achieve this goal.

     Stockholder approval of the amendment to the Plan is being sought to satisfy Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") which requires stockholder approval of any amendment of the Plan in order that options granted under the Plan may qualify as incentive stock options and thus be entitled to receive special tax treatment under the Code. Stockholder approval of the amendment is also sought to satisfy a requirement of the Nasdaq Stock Market which requires stockholder approval of stock option plans under which directors and officers may receive stock options.

     Options granted under the Plan may be either incentive stock options ("ISOs") as defined in Section 422 of the Code, or non-qualified stock options ("NQSOs"). ISOs may be granted only to our employees and are subject to the following limitations, in addition to restrictions applicable to all stock options under the Plan: (1) an ISO may not be granted to an employee who at the time of grant owns in excess of 10% of our outstanding common stock, unless the exercise price under the option is at least 110% of the fair market value of the stock subject to the option as of the date of grant of the option and the option term expires no more than five years from the date of grant, (2) the aggregate fair market value (determined as of the time the option is granted) of stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all our option plans) may not exceed $100,000,
(3) the exercise price of an ISO must be not less than the fair market value of the stock at the time the option is granted, (4) ISOs may not be sold, pledged or otherwise transferred other than by will or by the laws of descent and distribution, and (5) in the event of termination of an ISO holder's employment with PVI, any ISOs which are then exercisable must be exercised within three months of such termination (or within twelve months if the termination is the result of death or disability).

     Options that do not meet the above qualifications will be treated as NQSOs.

  Terms of the Plan.

     Administration of the Plan. With respect to grants of options to employees or consultants who are also officers or directors of PVI, the Plan is administered by our Board of Directors, or a committee constituted in compliance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and other applicable law. With respect to grants of options to employees or consultants who are neither directors nor officers of PVI, the Plan is administered by (1) the Board, or (2) a committee designated by the Board.

     The Plan may be administered by multiple administrative bodies. Presently, the Plan is administered by the Compensation Committee. The Board or a committee designated by the Board, as the case may be, shall, in its capacity as administrator, be hereinafter referred to as the "Administrator."

     Powers of the Administrator. In addition to the functions otherwise discussed in this Proxy Statement, the Administrator shall determine, subject to the terms and conditions of the Plan, (1) the consultants and employees to whom options may be granted, (2) whether and to what extent options are granted, (3) the number of shares covered by an option, (4) the consideration to be paid upon the exercise of an option, and (5) all other terms and conditions of an option.

     Exercise Price. The exercise price of an option is determined by the Board, subject to the applicable provisions of the Code, as discussed above.

     Agreement.  Options will be evidenced by written agreements.

     Term of Option; Vesting. The term of an option will be stated in the option agreement, provided that no option may be exercisable after the expiration of ten years from the date it is granted and no ISO granted to a holder of ten percent of our total voting power may be exercisable after the expiration of five years from the date it is granted.

     Transferability. Options may not be sold or otherwise transferred other than by will or by the laws of descent and distribution and during the lifetime of the optionee shall be exercisable only by the optionee.

     Adjustments. Appropriate adjustments will be made in the number of shares of stock covered by the Plan or subject to options granted under the Plan, and in the exercise price per share of such options, in the event that the number of outstanding shares of our common stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of PVI without consideration.

     In the event of the proposed dissolution or liquidation of PVI, the Board shall notify the optionee at least fifteen days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

     In the event of a merger of PVI with or into another corporation, options shall be assumed or equivalent options shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation does not assume the options or substitute equivalent options, the Board shall provide for optionees to have the right to exercise options as to all underlying stock, including shares as to which the options would not otherwise be exercisable. If the Board makes options fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify optionees that the options shall be fully exercisable for a period of fifteen (15) days from the date of notice, and the options will terminate upon the expiration of such period.

     Amendment and Termination of the Plan. Options may be granted under the Plan from time to time until August 2003. The Board may at any time terminate or amend the Plan, provided that (i) no amendment can be made which would impair the rights of any optionee under any grant theretofore made without the consent of the optionee, and (ii) stockholder approval must be obtained for any amendment for which such approval is required by applicable laws or regulations.

  Certain Federal Income Tax Consequences

     The following summary discusses certain of the United States federal income tax consequences associated with options granted under the Plan. This description of tax consequences is based upon present federal tax laws and regulations and does not purport to be a complete description of the federal income tax consequences applicable to an optionee under the Plan. Accordingly, each optionee should consult with his or her own tax advisor regarding the federal, state and local tax consequences of the grant of an option and any subsequent exercise and whether any action is appropriate.

     Non-Qualified Stock Options. There are no federal income tax consequences associated with the grant of a NQSO. Upon the exercise of a NQSO, the optionee generally must recognize ordinary compensation income (taxable at ordinary income rates) equal to the "spread" between the exercise price and the fair market value of our common stock on the date of exercise. At the time of the sale of the shares of common stock acquired pursuant to the exercise of a NQSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if applicable holding period requirements are satisfied.

     Incentive Stock Options. There will be no regular federal income tax liability upon the grant or exercise of an ISO. However, the "spread" between the exercise price and the fair market value of our common stock on the date of exercise will be treated as an adjustment to income for federal alternative minimum tax purposes and may subject the optionee to the alternative minimum tax in the year of exercise. Any gain realized on disposition of shares purchased upon exercise of an ISO will be treated as long-term capital gain for federal income tax purposes if such shares are held for at least twelve months after the date of the issuance of the shares pursuant to the exercise of the ISO and at least two years after the date of grant of the ISO. If the shares are disposed of within twelve months after the date of issuance of the shares or within two years after the date of grant of the ISO, the optionee will recognize ordinary compensation income (taxable at ordinary income rates) in the amount of the lesser of (i) the disposition price of the stock over exercise price of the ISO, or (ii) fair market value of such shares on the date of exercise over the exercise price of the option, plus capital gain to the extent, if any, that the disposition price exceeds the fair market value of such shares on the date of exercise.

     Compensation Deduction. The exercise of any stock award under the Plan is conditioned on the optionee's paying or making adequate provision for any tax required by any governmental authority to be withheld and paid over by us to such governmental authority for the account of such person with respect to such options and the exercise thereof. To the extent compensation income is recognized by an optionee in connection with the exercise of a NQSO or a "disqualifying disposition" of stock obtained upon exercise of an ISO, we generally would be entitled to a matching compensation deduction (assuming the requisite withholding requirements are satisfied).

     As of November 1, 2002, PVI had granted options to purchase an aggregate of 4,055,694 shares of our common stock (net of cancellations) under the Plan at a weighted average exercise price of $3.0724 per share. As of November 1, 2002, options to purchase 2,633,288 shares of common stock were exercisable and options to purchase 31,982 shares of our common stock had been exercised under the Plan.

     As of November 1, 2002, the following persons or groups had received options to purchase shares of common stock under the Plan as follows: (i) the Chief Executive Officer and the Named Officers: Brown F Williams 1,220,000 shares, David Sitt 180,000 shares, Roberto Sonabend 180,000 shares, Samuel A. McCleery 330,000 shares, Lawrence Epstein 325,000 shares, and Dennis Wilkinson 850,000 shares; (ii) all current executive officers of PVI as a group: 2,101,988 shares; (iii) all current directors who are not executive officers as a group:
557,500 shares; (iv) each nominee for director who is not the Chief Executive Officer or an executive officer: Lawrence Lucchino 140,000 shares, Jerome J. Pomerance 200,000 shares, Eduardo Sitt 170,000 shares, John B. Torkelsen 80,000 shares, Lawrence Burian 16,667 shares, Donald Garber 50,000 shares, Wilt Hildenbrand 23,333 shares, Emilio Romano 47,500 shares, and Joseph Decosimo 0 shares; (v) all employees, including all current officers who are not executive officers, as a group: 1,921,724 shares.

     As of November 1, 2002, no benefits or amounts relating to the additional 1,840,000 shares available for issuance under the Plan had been received by, or allocated to, any individuals under the Plan.

                            NEW PLAN BENEFITS TABLE

     The benefits that will be received or allocated, or would have been received or allocated for the last completed fiscal year if the Plan, as it is proposed to be amended, had been in effect, are not determinable. If the amendment to the Plan is approved by our stockholders, the Administrator will determine, on an individual basis, the amount and type of awards to be granted to participants in the 2002 Plan.

             INFORMATION REGARDING PLANS AND OTHER ARRANGEMENTS NOT SUBJECT TO SECURITY HOLDER ACTION IN THIS PROXY STATEMENT

     The following table sets forth information concerning the number of outstanding options, the weighted average exercise price of those securities and the number of securities remaining to be granted under existing equity plans, whether approved or not approved by security holders, as of December 31, 2001. The purpose of this table is to illustrate the potential dilution that could occur from past and future equity grants.

                                          NUMBER OF SECURITIES     WEIGHTED-AVERAGE     NUMBER OF SECURITIES
                                           TO BE ISSUED UPON      EXERCISE PRICE OF     REMAINING AVAILABLE
                                              EXERCISE OF         FUTURE OUTSTANDING     FOR ISSUANCE UNDER
                                          OUTSTANDING OPTIONS,    OPTIONS, WARRANTS       EXISTING EQUITY
PLAN CATEGORY                             WARRANTS AND RIGHTS         AND RIGHTS         COMPENSATION PLANS
-------------                             --------------------   --------------------   --------------------
Equity compensation plans approved by
  security holders......................       3,562,048                $3.93                1,561,781
Equity compensation plans not approved
  by security holders...................             N/A                  N/A                      N/A
                                               =========                =====                =========
          Total.........................       3,562,048                $3.93                1,561,781

     In accordance with the Delaware General Corporation Law, the amendment to the Plan must be approved by the affirmative vote of the majority of shares of common stock represented at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED 1993 STOCK OPTION PLAN.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our officers and directors, and persons who own more than ten percent of a registered class of our equity securities file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and Nasdaq. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish PVI with copies of all Forms 3, 4 and 5 they file.

     Based solely on our review of the copies of forms we have received and written representations from certain reporting persons, we believe that all of our officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the six-month period ended December 31, 2001.

                            STOCKHOLDERS' PROPOSALS

     Stockholders deciding to submit proposals for inclusion in our Proxy Statement and form of proxy relating to our 2003 annual stockholders' meeting must advise PVI's Secretary of such proposals in writing by August 11, 2003. In addition, the proxy solicited by the Board of Directors for the 2003 annual stockholders' meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting of which notice was untimely. In accordance with our bylaws, notice of a proposal will be considered untimely, unless PVI's Secretary receives written notice of such proposal by September 20, 2003 (but not earlier than August 21, 2003).

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters referred to above and does not intend to bring any other matters before the meeting. However, if other matters should come before the meeting, it is intended that holders of the proxies will vote thereon in their discretion.

     The Board of Directors of PVI is soliciting the accompanying proxy. PVI will bear the entire cost of such solicitation.

     In addition to the use of the mails, directors, officers and other employees of PVI may solicit proxies by personal interview, telephone and telegram. They will not be specially compensated for these services. We have retained the services of American Stock Transfer & Trust Company to assist in the proxy solicitation at a fee estimated to be $10,000. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. PVI will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of PVI is based upon information received from the individual directors and officers.

     THE ANNUAL REPORT TO STOCKHOLDERS OF PVI FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, WHICH INCLUDES FINANCIAL STATEMENTS, HAS BEEN MAILED TO STOCKHOLDERS OF PVI. THE ANNUAL REPORT TO STOCKHOLDERS DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATIONS OF PROXIES. PVI WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL STOCKHOLDER A COPY OF ITS REPORT ON FORM 10-K, AS AMENDED, INCLUDING FINANCIAL STATEMENTS, UPON WRITTEN REQUEST MADE TO THE SECRETARY. PVI WILL PROVIDE COPIES OF EXHIBITS TO THE REPORT ON FORM 10-K, AS AMENDED, FOR A REASONABLE FEE.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          Samuel A. McCleery
                                          Vice President of Business
                                          Development,
                                          and Assistant Secretary

Lawrenceville, New Jersey
December 9, 2002

                                                                      APPENDIX A

                                 REVOCABLE PROXY

                           PRINCETON VIDEO IMAGE, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

            The undersigned hereby constitutes and appoints Roberto Sonabend, Samuel A. McCleery and James Green and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Princeton Video Image, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 15 Princess Road, Lawrenceville, New Jersey at 9:00 A.M., local time, on Thursday, December 19, 2002, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           PRINCETON VIDEO IMAGE, INC.

                                December 19, 2002

                 Please Detach and Mail in the Envelope Provided

Please mark your votes [X]
as in this example.

                                                               FOR                WITHHOLD        Nominees:   Lawrence Burian
                                                       all nominees except       AUTHORITY                    Joseph Decosimo
                                                           as indicated      for all nominees                 Donald P. Garber
1.ELECTION OF DIRECTORS                                                                                       Wilt Hildenbrand
   (Mark only one)                                                                                            Lawrence Lucchino
                                                               [ ]                  [ ]                       Jerome J. Pomerance
(INSTRUCTIONS: To withhold authority for any                                                                  Emilio Romano
individual nominee, write that nominee's name in                                                              Eduardo Sitt
the space provided below.)                                                                                    John B. Torkelsen
                                                                                                              Brown F Williams

                                                               FOR                AGAINST                     ABSTAIN
2. Ratification of the appointment of
   PricewaterhouseCoopers LLP as the Company's
   independent public accountants for the fiscal
   year ending December 31, 2002.                              [ ]                  [ ]                         [ ]

                                                               FOR                AGAINST                     ABSTAIN
3. Approval of the amendment to the Company's
   Amended 1993 Stock Option Plan to increase the              [ ]                  [ ]                         [ ]
   authorized number of shares available for issuance
   pursuant to options granted under the Plan from
   5,160,000 to 7,000,000.

4. In their discretion, the proxies are authorized to vote upon other matters as may properly come before the Meeting.

I Will [ ] Will Not Attend [ ] the Meeting

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOU PROXY CARD TODAY

Signature of Stockholder____________ Signature of Stockholder________________
DATED: _________                                              IF HELD JOINTLY

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

                                                                      APPENDIX B

                           PRINCETON VIDEO IMAGE, INC.

                         AMENDED 1993 STOCK OPTION PLAN

      1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

      2. Certain Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

            (b) "Board" means the Board of Directors of the Company.

            (c) "Code" means the Internal Revenue Code of 1986, as amended.

            (d) "Committee" means the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

            (e) "Common Stock" means the Common Stock of the Company.

            (f) "Company" means Princeton Video Image, Inc., a New Jersey corporation.

            (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

            (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

            (i) "Date of Grant" means the date on which an Option is granted under this Plan pursuant to Section 13 of the Plan.

            (j) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to such date as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock for the last market trading day prior to such date or;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (n) "Non-Statutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (o) "Option" means a stock option granted pursuant to the Plan.

            (p) "Option Agreement" shall mean the agreement which must be entered into between the Optionee and the Company upon the grant of an Option by the Company to the Optionee pursuant to Section 17 of the Plan.

            (q) "Optioned Stock" means the Common Stock subject to an Option.

            (r) "Optionee" means a person who receives an Option.

            (s) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (t) "Plan" means this 1993 Stock Option Plan.

            (u) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

            (v) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 7,000,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

      4. Administration of the Plan.

            (a) Procedure.

                  (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees or Consultants who are also officers or directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner (A) as to permit transactions under the Plan to qualify for the exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder ("Rule 16b-3") and (B) to satisfy the legal requirements relating to the administration of incentive stock option plans, of New Jersey corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and Rule 16b-3.

                  (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees and Consultants who are neither directors nor officers.

                  (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                  (iv) Formula Awards to Directors.

                (A) On July 1 of each year during the term of this Plan, each person who is then serving as a director of the Company shall be granted a Non-Statutory Stock Option to purchase 10,000 Shares. Each such Option shall vest and become exercisable in equal increments of 1/12 of the Shares on the first day of each month thereafter, provided that the holder is then serving as a director of the Company

                (B) Commencing July 1, 2001, on the date of a director's first election or appointment to the Board, such director shall be granted a Non-Statutory Stock Option to purchase a number of Shares equal to the product of (i) 10,000 and (ii) a fraction the numerator of which is the number of calendar months between the date of such election or appointment and the following July 1 (with a fractional portion of a calendar month being treated as a calendar month if it contains 15 days or more) and the denominator of which is
12. Each such Option shall vest and become exercisable on the first day of each month thereafter, provided that the holder is then serving as a director of the Company, in increments equal to the quotient obtained by dividing the number of Shares of Optioned Stock by the number of calendar months described in the preceding sentence.

                (C) A director who is first elected or appointed to the Board after July 1, 2000, but before July 1, 2001 shall be granted on July 1, 2001, a Non-Statutory Stock Option to purchase a number of Shares equal to the product of (i) 10,000 and (ii) a fraction the numerator of which is the number of calendar months between the date of such election or appointment and the following July 1 (with a fractional portion of a calendar month being treated as a calendar month if it contains 15 days or more) and the denominator of which is
12. Each such Option shall vest and become exercisable in full on July 1, 2001, provided that the holder is then serving as a director of the Company.

                (D) Options granted pursuant to this Section 4(a)(iv) shall have a per share exercise price equal to the Fair Market Value per share on the Date of Grant and shall, expire ten years from the Date of Grant or on such earlier date as is provided in Section 7 hereof. Once an Option granted pursuant to this Section, or any portion thereof, has become exercisable, it shall remain exercisable regardless of whether or not the director holding the Option later ceases to be a director of the Company.

            (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

                  (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each such Option granted hereunder;

                  (v) to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                  (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

                  (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Option under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

                  (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

            (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

      5. Eligibility.

            (a) Non-Statutory Stock Options may be granted to Employees and Consultants and directors and officers who are not Employees or Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

            (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Non-Statutory Stock Options.

            (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

      6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

      7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

      8. Option Exercise Price and Consideration.

            (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following: In the case of an Incentive Stock Option (i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; (ii) granted to any Employee, not described in Section 8(a)(i), the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization to the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

      9. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board and set forth in the Option Agreement, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. Shares acquired pursuant to exercise of an Option by any person who is subject to Section 16(b) of the Exchange Act may not be sold or otherwise disposed of for a period of six (6) months following the Date of Grant.

            (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      11. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

      All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

            (a) the election must be made on or prior to the applicable Tax
Date;

            (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

            (c) all elections shall be subject to the consent or disapproval of the Administrator; and

            (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

      12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

      In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each person to whom an Option is so granted within a reasonable time after the date of such grant.

      14. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without Optionee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

      15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

            The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      17. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

      18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

      19. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                    * * * * *

Submitted for Stockholder approval on December 19, 2002

                                     ERRATA

The following is substituted for all of the text set forth under the caption "RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS" found on page 24 of the Proxy Statement.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         Our Board of Directors has, subject to stockholder ratification, retained PricewaterhouseCoopers LLP to serve as our independent public accountants for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP also served as our independent public accountants for the fiscal year ended June 30, 2001 and the transition period ended December 31, 2001.

         One or more representatives of PricewaterhouseCoopers LLP is expected to attend the meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

         Audit Fees

         The aggregate fees billed to PVI by PricewaterhouseCoopers LLP for the review of our financial statements for the six-month period ended December 31, 2001 totaled $161,733.

         Financial Information Systems Design and Implementation Fees

         We did not engage PricewaterhouseCoopers LLP to provide advice to us regarding financial information system design and implementation during the six-month period ended December 31, 2001.

         All Other Fees

         The aggregate fees billed to PVI by PricewaterhouseCoopers LLP during the six-month period ended December 31, 2001 for non-audit services (including tax related services) totaled $105,869.

         The Audit Committee has determined that the provision of non-audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS PVI'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.